EXHIBIT 10.27.3+
AMENDMENT 1 TO SERVICES AGREEMENT

This Amendment 1 (“Amendment 1”) to the Services Agreement is entered into as of December 5, 2014 (the “Amendment 1 Effective Date”) by and between Telenav, Inc. (hereinafter “Licensor”), a corporation duly organized and existing under the laws of the State of Delaware, and General Motors Holdings, LLC (hereinafter “Licensee” or “GM”), a limited liability company duly organized and existing under the laws of the State of Delaware.
BACKGROUND
Whereas, Licensor and GM entered into a Services Agreement on June 13, 2014, (the “Agreement”), under which Licensor contracted to provide Licensed Data and Services to GM; and
Whereas, Licensor and GM wish to amend the Agreement pursuant to the terms of this Amendment 1.
Now, Therefore, for and in consideration of the covenants and agreements set forth herein, Licensor and GM hereby agree as follows:
This Amendment 1 shall be read in conjunction with the Agreement. In the event of a conflict between any term of this Amendment 1 and the Agreement, the terms of this Amendment 1 shall control. Capitalized terms not specifically defined in this Amendment 1 shall have the meaning ascribed to them in the Agreement.

1.	Data License Agreement (“DLA”), Exhibit A Amended. Exhibit A (Statement of Work), Section 1.1 of the DLA is hereby deleted and replaced as follows:
“1.1    Objectives
The objective is to provide GM access to data elements that can be used to build/offer Location Based Services to GM customers on mobile, web, and in-vehicle applications. The LBS elements will minimally include:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
“
DLA, Exhibit A Amended. Exhibit A (Statement of Work), at the end of Section 2.1.4 of the DLA, after “➢    [*****] (i.e., [*****])”, add the following:

“➢    [*****]
➢    [*****]
GM is responsible for determining the [*****] of a [*****] and restricting access of [*****] data to [*****]. GM is also responsible for reporting the number of such vehicles to Licensor, as outlined in Exhibit 5.1."

2.	DLA, Exhibit 5.1 Amended. Exhibit 5.1 (Pricing) of the DLA is hereby deleted and replaced in its entirety with Exhibit 5.1 attached hereto.

3.	Any provision of this Agreement not specifically modified by this Amendment 1 shall remain in full force and effect.
In Witness Whereof, the parties have caused this Amendment 1 to be signed below by their duly authorized representatives as of the Amendment 1 Effective Date set forth above.

Telenav, Inc.                         General Motors Holdings, LLC

By: /s/ Michael Strambi________________________        By: /s/ Thomas C Heslip

Name: Michael Strambi________________________        Name: Thomas C Heslip

Title: Chief Financial Officer_____________________        Title: Senior Buyer

Date: 12/4/14                        Date: 12/5/2014

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement

EXHIBIT 10.27.3+

Exhibit 5.1
Pricing

Table 1: [*****] Fees per [*****]
[*****] with subscriptions to Map and Route applications (as described in Exhibit A) for all GM countries (excluding [*****]):	$[*****]
[*****] with subscriptions to Map and Route applications (as described in Exhibit A) for:
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
License Fee Reporting:
On or before the [*****] of each [*****], Licensee shall prepare and submit to Licensor a written report with separate line items by country for the total number of newly [*****] ([*****]) and [*****] ([*****]) [*****] ([*****]) made by GM and/or GM Affiliates with subscriptions to Maps / Search / Static Routing Directions / Traffic functionality developed by or on behalf of GM for the previous [*****]. Each such subscription is associated with a [*****] and entitles the [*****] (up to [*****]) access to one or more applications via PC, mobile, tablet or vehicle devices. A [*****] is considered [*****] if an application or applications with Maps / Search / Static Routing Directions / Traffic functionality is [*****], or otherwise [*****] to a [*****]. Licensee is responsible for ensuring that such application subscriptions are only [*****] to end users with a valid end user account linked to a [*****]. For clarity, if more than one application is [*****] by a [*****], that [*****] shall only be counted [*****] and no further reporting or fees are due for subsequent activations of applications. Following receipt of such report, Licensor shall invoice Licensee for the amounts due in accordance with the pricing in Table 1 and Licensee shall pay in accordance with [*****] payment terms as specified in the applicable Purchase Order.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement